                                                                   EXHIBIT 99.1

                          $520,000,000 (APPROXIMATE)
                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-4

              INFORMATION REGARDING CERTAIN SUBSEQUENT CONTRACTS

  Set forth below is information regarding manufactured housing installment sale contracts and installment loan agreements having a principal balance of $211,598,870.67 as of the Cut-off Date (the "Contracts"). The Contracts represent all of the Subsequent Contracts which will be conveyed by the Company to the Trust on the Closing Date in connection with the above-captioned offering. Information with respect to the Initial Contracts is as set forth in the Prospectus Supplement dated June 19, 1997 relating to the above-captioned offering. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

  The Contracts have an aggregate principal balance as of the Cut-off Date of $211,598,870.67. As of the Cut-off Date, a total of 454, or 13.58% by aggregate principal amount of the Contracts were Land-and-Home Contracts. Of the Contracts, a total of 319, or 6.42% by aggregate principal amount, are step-up rate Contracts. The contractual rate of interest (the "Contract Rate") of a step-up rate Contract steps up on a particular date from its initial Contract Rate. A total of 208 step-up rate Contracts, or 4.38% of the Contracts by aggregate principal amount, provide for two increases in the Contract Rate from the initial Contract Rate and the remaining step-up rate Contracts provide for a single increase in the Contract Rate. Of such step-up rate Contracts, all are still bearing interest at their initial Contract Rate (the period during which such Contracts bear interest at their initial Contract Rate being referred to herein as the "Low Rate Period"). During the Low Rate Period, the total amount and the principal portion of each Scheduled Payment is determined on a basis that would cause the Contract to be fully amortized over its term if the Contract were to bear interest during its entire term at its initial Contract Rate and were to have level payments over its entire term. The total amount and principal portion of each scheduled payment due after the end of the applicable Low Rate Period is determined on a basis that would cause the Contract (which would then be bearing interest at a stepped-up rate) to be fully amortized over its remaining term on a level-payment basis. Of the Contracts, the Low Rate Periods for those step-up rate Contracts providing for a single increase in the Contract Rate will end no earlier than May 1998 and no later than July 1998. The Contract Rates for such step-up rate Contracts will increase by either 2.26%, 2.51% or 2.76%. Of the Contracts, the Low Rate Periods for those step-up rate Contracts providing for two increases in the Contract Rate will end in April 1998, and the period with the interim applicable Contract Rate will end in July 1998. The Contract Rates for such step-up rate Contracts will increase first by 1.25% and then by an additional 1.25%. The combined increases in scheduled payments for all step-up rate Contracts range from $11.69 to $186.39 per month. The statistical information concerning the Contracts which is set forth below, to the extent it relates to the Contract Rates of the step-up rate Contracts, takes into account only their Contract Rates as of the Cut-off Date.

  The Contracts were originated between April 1983 and June 1997. Of the Contracts, approximately 71% of the aggregate principal amount is attributable to loans to purchase Manufactured Homes which were new and approximately 29% is attributable to loans to purchase Manufactured Homes which were used at the time the related Contract was originated. The Contracts consist of 6,286 conventional Contracts, i.e., not insured or guaranteed by any governmental agency, and 465 Contracts which are insured by the federal government. All Contracts have a Contract Rate of at least 5.48%. The Contracts have remaining maturities, as of the Date, of at least 14 months but not more than 360 months and original maturities of at least 18 months but not more than 360 months, and a weighted average remaining term to scheduled maturity, as of the Cut-off Date, of 279 months. The average remaining principal balance per Contract as of the Cut-off Date was $31,343.34 and the outstanding principal balances of the Contracts as of the Cut-off Date ranged from $2,816.62 to $150,450.00. The Obligors on the Contracts are located in 48 states. The Obligors on approximately 10.66% of the Contracts by remaining principal balance are located in Texas, 9.03% in North Carolina, 6.96% in South Carolina, 5.76% in Florida and 5.62% in Alabama. No other state represented more than 5% of the Contracts. All of the Contracts had loan-to-value ratios at the time of origination of 95% or less.

  Set forth below is a description of certain additional characteristics of the Contracts.

                 GEOGRAPHICAL DISTRIBUTION OF CONTRACT OBLIGORS

                                                              AGGREGATE
                                                              PRINCIPAL   % OF CONTRACTS
                                          % OF CONTRACTS       BALANCE     BY OUTSTANDING
                            NUMBER OF      BY NUMBER OF      OUTSTANDING     PRINCIPAL
                         CONTRACTS AS OF  CONTRACTS AS OF    AS OF CUT-    BALANCE AS OF
                          CUT-OFF DATE     CUT-OFF DATE       OFF DATE     CUT-OFF DATE
                         --------------- ----------------- --------------- -------------
Alabama.................        400             5.94%      $ 11,890,110.73      5.62%
Arizona.................        141             2.09          5,369,662.22      2.54
Arkansas................        171             2.53          4,993,332.77      2.36
California..............        129             1.91          4,387,141.85      2.07
Colorado................        127             1.88          4,536,461.35      2.14
Connecticut.............          5              .07            119,451.15       .06
Delaware................         30              .44          1,096,485.25       .52
Florida.................        364             5.39         12,197,776.12      5.76
Georgia.................        316             4.68         10,346,662.63      4.89
Idaho...................         37              .55          1,611,500.43       .76
Illinois................        138             2.04          3,780,259.53      1.79
Indiana.................        136             2.01          3,149,171.38      1.49
Iowa....................         99             1.47          2,645,248.52      1.25
Kansas..................         73             1.08          2,439,194.72      1.15
Kentucky................        171             2.53          4,151,464.09      1.96
Louisiana...............        172             2.55          4,547,642.18      2.15
Maine ..................         59              .87          2,270,438.82      1.07
Maryland................         33              .49          1,080,261.28       .51
Massachusetts...........          2              .03             33,341.25       .02
Michigan................        288             4.27          8,246,603.43      3.90
Minnesota...............        170             2.52          4,502,747.23      2.13
Mississippi.............        150             2.22          4,662,568.45      2.20
Missouri................        206             3.05          5,555,683.26      2.63
Montana.................         61              .90          2,226,050.74      1.05
Nebraska................         42              .62          1,149,243.30       .54
Nevada..................         82             1.21          3,568,783.79      1.69
New Hampshire...........         48              .71          1,229,051.25       .58
New Jersey..............          2              .03             73,580.00       .03
New Mexico..............        131             1.94          4,818,180.73      2.28
New York................        100             1.48          2,767,992.84      1.31
North Carolina..........        596             8.84         19,115,386.29      9.03
North Dakota............         37              .55            982,274.15       .46
Ohio....................        146             2.16          3,700,592.74      1.75
Oklahoma................        152             2.25          4,543,590.02      2.15
Oregon..................         55              .81          2,434,593.44      1.15
Pennsylvania............         68             1.01          1,780,970.60       .84
Rhode Island............          1              .01             30,127.25       .01
South Carolina..........        413             6.13         14,719,265.74      6.96
South Dakota............         59              .87          1,686,091.93       .80
Tennessee...............        194             2.87          5,598,913.66      2.65
Texas...................        675            10.01         22,584,645.50     10.66
Utah....................         24              .36            948,155.87       .45
Vermont.................         15              .22            501,045.51       .24
Virginia................        132             1.96          3,949,805.37      1.87
Washington..............         65              .96          2,943,806.94      1.39
West Virginia...........         82             1.21          1,983,402.80       .94
Wisconsin...............        118             1.75          3,239,224.74      1.53
Wyoming.................         36              .53          1,410,886.91       .67
                              -----           ------       ---------------    ------
Total...................      6,751           100.00%      $211,598,870.67    100.00%
                              =====           ======       ===============    ======

                       YEARS OF ORIGINATION OF CONTRACTS

                                                                  % OF CONTRACTS BY
                                             AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING     BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
----------------------   ------------------- ------------------- ---------------------
1983....................            2          $     24,862.03             .01%
1984....................            0                      .00             .00
1985....................            5                49,846.76             .02
1986....................            4                72,890.66             .03
1987....................            5                60,051.49             .03
1988....................           39               659,193.99             .31
1989....................           95             1,989,081.70             .94
1990....................          161             3,428,015.59            1.63
1991....................          148             3,327,845.41            1.57
1992....................           38               896,486.20             .42
1993....................            6               117,406.10             .06
1994....................           31               852,019.82             .40
1995....................           38             1,121,509.55             .53
1996....................           24               680,106.35             .32
1997....................        6,155           198,319,555.02           93.73
                                -----          ---------------          ------
   Total................        6,751          $211,598,870.67          100.00%
                                =====          ===============          ======

--------
(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                                                       % OF CONTRACTS BY
                                                 AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT        NUMBER OF CONTRACTS BALANCE OUTSTANDING     BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)      AS OF CUT-OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
----------------------       ------------------- ------------------- ---------------------
    Less than $10,000.......          364          $  2,826,453.84            1.34%
    Between $10,000 and
     $19,999................        1,401            21,335,097.44           10.08
    Between $20,000 and
     $29,999................        1,924            47,941,968.00           22.65
    Between $30,000 and
     $39,999................        1,381            47,403,159.04           22.40
    Between $40,000 and
     $49,999................          796            35,659,352.88           16.85
    Between $50,000 and
     $59,999................          462            25,181,682.04           11.90
    Between $60,000 and
     $69,999................          220            14,188,105.56            6.71
    Between $70,000 and
     $79,999................          102             7,570,335.33            3.58
    Between $80,000 and
     $89,999................           52             4,410,657.90            2.08
    Between $90,000 and
     $99,999................           23             2,177,745.11            1.03
    Between $100,000 and
     $109,999...............           17             1,778,189.00             .84
    Between $110,000 and
     $119,999...............            4               460,476.07             .22
    Between $120,000 and
     $129,999...............            3               371,907.06             .18
    Between $130,000 and
     $139,999...............            0                      .00             .00
    Between $140,000 and
     $149,999...............            1               143,291.40             .07
    Between $150,000 and
     $159,999...............            1               150,450.00             .07
                                    -----          ---------------          ------
       Total................        6,751          $211,598,870.67          100.00%
                                    =====          ===============          ======

--------
(1) The largest original Contract amount is $150,450.00, which represents .07% of the aggregate principal balance of the Contracts as of the Cut-off Date.

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                             AGGREGATE PRINCIPAL    % OF CONTRACTS BY
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)  AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
-----------------------  ------------------- ------------------- --------------------------
Less than 61%...........          257          $  6,279,077.85               2.97%
61% to 65%..............           87             2,306,974.37               1.09
66% to 70%..............          105             2,965,902.44               1.40
71% to 75%..............          209             6,440,586.13               3.04
76% to 80%..............          571            16,458,153.89               7.78
81% to 85%..............          706            21,913,392.75              10.36
86% to 90%..............        2,395            78,609,400.64              37.15
91% to 95%..............        2,421            76,625,382.60              36.21
Over 95%................            0                      .00                .00
                                -----          ---------------             ------
   Total................        6,751          $211,598,870.67             100.00%
                                =====          ===============             ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                 CONTRACT RATES

                                              AGGREGATE PRINCIPAL    % OF CONTRACTS BY
 RANGE OF CONTRACTS BY    NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
     CONTRACT RATE        AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
 ---------------------    ------------------- ------------------- --------------------------
Less than 6.00001%......            12          $    742,738.52                .35%
6.00001% to 7.00000%....           119             7,689,673.82               3.63
7.00001% to 8.00000%....           243            13,779,424.06               6.51
8.00001% to 9.00000%....           723            33,539,006.83              15.85
9.00001% to 10.00000%...           950            33,014,638.96              15.60
10.00001% to 11.00000%..         1,618            50,975,535.26              24.10
11.00001% to 12.00000%..         1,596            43,812,696.56              20.72
12.00001% to 13.00000%..           762            16,534,320.17               7.81
13.00001% to 14.00000%..           581             9,954,292.58               4.70
14.00001% to 15.00000%..            14               259,361.57                .12
15.00001% to 16.00000%..           119             1,143,445.96                .54
Over 16.00001%..........            14               153,736.38                .07
                                 -----          ---------------             ------
   Total................         6,751          $211,598,870.67             100.00%
                                 =====          ===============             ======

                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                             AGGREGATE PRINCIPAL    % OF CONTRACTS BY
    MONTHS REMAINING     NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
   ------------------    ------------------- ------------------- --------------------------
Less than 31............            5          $     26,654.51                .01%
31 to 45................           16               112,734.70                .05
46 to 60................          144             1,264,914.62                .60
61 to 75................           54               646,755.20                .31
76 to 90................          283             4,137,906.43               1.96
91 to 105...............          119             1,789,329.61                .85
106 to 120..............          502             7,939,468.99               3.75
121 to 135..............            9               171,633.35                .08
136 to 150..............          244             5,067,477.78               2.39
151 to 165..............          122             3,043,051.91               1.44
166 to 180..............        1,294            29,840,268.35              14.10
181 to 195..............            9               235,584.94                .11
196 to 210..............           13               399,130.18                .19
211 to 225..............           20               650,389.72                .31
226 to 240..............        1,211            36,344,128.94              17.18
241 to 255..............            0                      .00                .00
256 to 270..............            1                35,360.35                .02
271 to 285..............            7               252,190.88                .12
286 to 300..............          591            19,859,504.04               9.39
301 to 315..............            0                      .00                .00
316 to 330..............            0                      .00                .00
331 to 345..............            5               261,555.35                .12
346 to 360..............        2,102            99,520,830.82              47.02
                                -----          ---------------             ------
   Total................        6,751          $211,598,870.67             100.00%
                                =====          ===============             ======